Filed Pursuant to Rule 497(e)

File No. 333-189544

CORPORATE CAPITAL TRUST, INC.

Supplement Dated December 9, 2014

to

Prospectus Dated July 28, 2014

This supplement contains information that supplements and amends certain information contained in the accompanying prospectus of Corporate Capital Trust, Inc. dated July 28, 2014, (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with our Prospectus. The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov or by calling (866) 650-0650. Capitalized terms have the same meaning as in the Prospectus unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

This supplement amends the Prospectus as follows:

MANAGEMENT

Our Investment Advisors and Executive Officers

The following replaces in its entirety the fourth paragraph under the sub-heading entitled “Our Investment Advisors and Executive Officers” on page 54 of the Prospectus.

Steven D. Shackelford serves as our president, chief financial officer and treasurer. Mr. Shackelford has served as president of the Company since January 2013. He also serves as the Company’s chief financial officer and treasurer effective November 15, 2014. Mr. Shackelford also serves as president of CNL. Mr. Shackelford joined CNL Financial Group in 1996 and through 2013 served as chief financial officer and/or chief operating officer for a number of companies affiliated with CNL Financial Group. Specifically, from December 2008 through March 2013, Mr. Shackelford served as chief financial officer of CNL Growth Properties, Inc., and from March 2009 through March 2013 he served as chief financial officer of Global Income Trust, Inc., as well as serving as executive vice president from April 2013 to April 2014 for these entities, both of which are public, non-traded real estate investment trusts. From February 2005 to February 2007, Mr. Shackelford served as chief financial officer and chief operating officer of Trustreet Properties, Inc., which, at the time, traded on the New York Stock Exchange under the ticker symbol TSY. Mr. Shackelford served as chief financial officer and executive vice president of CNL Restaurant Properties, Inc., a predecessor real estate investment trust to Trustreet Properties, Inc., which he joined in September 1996. Prior to joining CNL Restaurant Properties, Inc., Mr. Shackelford served ten years with Price Waterhouse, where he was senior manager in the national office as well as the Paris, France office. Mr. Shackelford is a certified public accountant, and received his undergraduate degree in accounting and an MBA from Florida State University.

Remove the fifth paragraph in its entirety under the subheading “Our Investment Advisors and Executive Officers” on page 54 of the Prospectus.

The following replaces in its entirety the sixth paragraph under the subheading “Our Investment Advisors and Executive Officers” on page 54 of the Prospectus.

Kirk A. Montgomery serves as our Chief Compliance Officer, General Counsel and Secretary. In addition, Mr. Montgomery currently serves as head of regulatory affairs for CNL Financial Group and general counsel for CNL Capital Markets Corp. In this role, he oversees the compliance functions for CNL Financial Group. Prior to joining CNL Financial Group, Mr. Montgomery served as the chief legal officer for Wells Real Estate Funds and has more than 25 years with investment and securities legal, compliance, and regulatory matters. Mr. Montgomery has also served as corporate counsel for Federated Investors Mutual Funds and served as assistant general counsel for Prudential Investments Corporation where he advised multiple business units on securities distribution, sales practice compliance, litigation matters and related supervisory risk issues. Mr. Montgomery received his Juris Doctor from Cumberland School of Law and his Masters of Business Administration in Finance from Samford University. He has been a member of the Georgia and American Bar Associations since 1983.

SENIOR SECURITIES

Revolving Credit Facilities

The following replaces in their entirety the third and fourth paragraph under the subheading “Revolving Credit Facilities” on page 64 of the Prospectus.

On September 4, 2013, our Company entered into a senior secured revolving credit agreement with JPMorgan Chase Bank, N.A. and ING Capital, LLC, which we refer to as the Senior Secured Revolving Credit Facility. This credit facility provides for loans to be made in dollars and other foreign currencies in an aggregate amount of $490 million. It also includes an “accordion” feature that allows us, under certain circumstances, to increase the size of the facility to a maximum of $900 million. As of September 30, 2014, there were no amounts outstanding under this revolving credit facility. For a description of these three credit facilities, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Capital Resources and Liquidity—Credit Facilities.” As of November 24, 2014, our Company entered into a Commitment Increase Agreement to the Senior Secured Revolving Credit Facility, whereby the aggregate amount of the multicurrency commitments thereunder were increased by a total amount equal to $165 million, for a total facility size of $655 million. Except as described herein, there were no other material modifications to the terms of the Senior Secured Revolving Credit Facility.

On May 20, 2014, we entered into a senior secured term loan credit facility, which we refer to as the 2014 Senior Secured Term Loan, and, together with the Senior Secured Revolving Credit Facility, the Credit Facilities. The 2014 Senior Secured Term Loan provides us with gross borrowing proceeds of $398 million. The 2014 Senior Secured Term Loan matures in May 2019, bears interest, at our election, at (i) LIBOR plus 3.25% (with a LIBOR floor of 0.75%), or (ii) an “alternate base rate” (which is the highest of a prime rate, the federal funds rate plus 0.50%, or one month LIBOR plus 1.00%) plus 2.25% (with an alternate base rate floor of 1.75%) and has substantially similar terms to our existing Senior Secured Revolving Credit Facility. As of September 30, 2014, $398 million was outstanding under the 2014 Senior Secured Term Loan.